UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 9, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On May 9, 2021, Bonanza Creek Energy, Inc., a Delaware corporation (“BCEI”), Raptor Eagle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of BCEI (“Merger Sub”), and Extraction Oil & Gas, Inc., a Delaware corporation (“XOG”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for a merger of equals between BCEI and XOG.

The Merger Agreement, among other things, provides for the merger of Merger Sub with and into XOG (the “Merger”), with XOG continuing its existence as the surviving corporation following the Merger (the “Surviving Corporation”). The board of directors of each of BCEI (the “BCEI Board”) and XOG (the “XOG Board”) have unanimously declared advisable and approved the Merger Agreement and the consummation of the transactions contemplated thereby.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of XOG common stock, par value $0.01 per share (“XOG Common Stock”), issued and outstanding as of immediately prior to the Effective Time (excluding certain excluded shares as set forth in the Merger Agreement), will be converted into the right to receive 1.1711 shares of BCEI common stock, par value $0.01 per share (“BCEI Common Stock”) (the “Exchange Ratio”). In addition, in the event BCEI pays one or more dividends to its stockholders following the date of the Merger Agreement and prior to the Effective Time (“BCEI Quarterly Dividends”), in accordance with the terms of the Merger Agreement, BCEI shall, at the Effective Time, pay to each eligible XOG stockholder a dividend equalization payment of BCEI Common Stock in an amount equal to the quotient of (x) the aggregate per share amount of any BCEI Quarterly Dividends declared or paid after the date of the Merger Agreement and with a record date prior to the Effective Time, multiplied by the Exchange Ratio, and divided by (y) the average trading price of BCEI Common Stock at the time of the payment of all such BCEI Quarterly Dividends, based on a volume-weighted average closing price of BCEI Common Stock over the five trading days immediately prior to the payment date of each BCEI Quarterly Dividend.

Following the closing of the Merger, BCEI’s existing stockholders and XOG’s existing stockholders will own approximately 50% and 50%, respectively, of the issued and outstanding capital stock of the combined company.

Governance

The Merger Agreement provides at the Effective Time that the new BCEI Board will consist of eight members, (i) four of whom will be designated by BCEI, which designees shall consist of Eric Greager, the President and Chief Executive Officer of BCEI, and three independent directors who shall be acceptable to XOG, and (ii) four of whom will be designated by XOG, each of whom shall be independent and acceptable to BCEI, and one of whom shall be the chairman of the board of directors of the combined company.

Mr. Ben Dell, chairman of the XOG Board, will serve as chairman of the board of directors of the combined company, and Mr. Greager will serve as the President and Chief Executive Officer of the combined company. Other senior leadership positions of the combined company will be filled by certain current executives of BCEI and XOG.

Upon consummation of the Merger, BCEI’s name will be changed to “Civitas Resources, Inc.” and BCEI’s ticker symbol on the New York Stock Exchange (the “NYSE”) will be changed to “CIVI.”

Conditions to the Merger

The closing of the Merger is subject to certain conditions, including, among others, (i) the receipt of the required approvals from each of BCEI’s and XOG’s stockholders, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the consummation of the Merger, (iv) the effectiveness of the registration statement on Form S-4 pursuant to which the shares of BCEI Common Stock issuable in the Merger are registered with the Securities and Exchange Commission (the “SEC”), (v) the authorization for listing of the BCEI Common Stock issuable in the Merger on the NYSE, and (vi) the delivery of an opinion of counsel to XOG to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), and the other party having performed in all material respects its obligations under the Merger Agreement.

Termination Rights

The Merger Agreement contains certain termination rights for both BCEI and XOG, including, among others:

(a)	by either BCEI or XOG, if any governmental entity shall have issued an order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and the same shall have become final and nonappealable;

(b)	by either BCEI or XOG, if the Merger shall not have been consummated by 5:00 p.m. Denver, Colorado time on November 9, 2021 (the “Outside Date”);

(c)	by BCEI or XOG, as applicable, if the other party breaches any of its representations, warranties, covenants or other agreements in the Merger Agreement and such breach cannot be or is not cured in accordance with the terms of the Merger Agreement and such breach would cause applicable closing conditions not to be satisfied;

(d)	by either BCEI or XOG, if either the requisite BCEI or XOG stockholder approval shall not have been obtained upon a vote at a duly held stockholder meeting or any adjournment or postponement thereof; or

(e)	by BCEI or XOG, as applicable, prior to the receipt of the requisite BCEI or XOG stockholder approval, if the other party’s board of directors changes its recommendation with respect to the Merger and the other transactions contemplated by the Merger Agreement.

If the Merger Agreement is terminated by either BCEI or XOG in accordance with clause (e) above, then BCEI or XOG, as applicable, shall be required to pay the other party a termination fee of $37.5 million (the “Termination Fee”). If (i) (A) BCEI or XOG terminates the Merger Agreement pursuant to clause (d) above as a result of a failure to obtain XOG stockholder approval and on or prior to the date of such termination, a Company Competing Proposal (as defined in the Merger Agreement) shall have been announced or disclosed and not withdrawn without qualification at least seven business days prior to the XOG special meeting of stockholders or (B) XOG terminates the Merger Agreement pursuant to clause (b) above at a time when BCEI would be permitted to terminate the Merger Agreement pursuant to clause (c) above or BCEI terminates the Merger Agreement pursuant to clause (c) above and on or prior to the date of such termination, a Company Competing Proposal shall have been announced or disclosed and not withdrawn without qualification at least seven business days prior to the date of such termination and (ii) within twelve months of such termination, XOG enters into a definitive agreement with respect to a Company Competing Proposal (or publicly approves or recommends to the XOG stockholders a Company Competing Proposal) or consummates a Company Competing Proposal, XOG shall pay BCEI the Termination Fee. Under reciprocal specified circumstances, BCEI will be required to pay the Termination Fee to XOG.

Treatment of XOG Equity Awards

The Merger Agreement provides that each outstanding award of restricted stock units (including those subject to performance-based vesting conditions) issued pursuant to XOG’s 2021 Long Term Incentive Plan (the “XOG Equity Plan”) that is outstanding immediately prior to the Effective Time and that by its terms does not settle by reason of the occurrence of the closing of the Merger (each, an “RSU Award”) will be assumed by BCEI and converted into a number of restricted stock units with respect to shares (rounded to the nearest number of whole shares) of BCEI Common Stock (such restricted stock unit, a “Converted RSU”) equal to the product of the number of XOG Common Stock subject to the RSU Award immediately prior to the Effective Time multiplied by Exchange Ratio, effective as of the Effective Time.

Effective as of the Effective Time, each Converted RSU shall continue to be governed by the same terms and conditions (including vesting and forfeiture) that were applicable to the corresponding RSU Award immediately prior to the Effective Time; provided that any RSU Award subject to performance-based vesting conditions shall continue to be measured pursuant to the same terms and conditions of the underlying RSU Award in effect as of immediately prior to the Effective Time; provided further that RSU Awards subject to performance-based vesting conditions held by certain executives of XOG (each, an “XOG Executive”) shall each provide that, in the event the XOG Executive’s employment is terminated for death, disability, by BCEI for any reason other than for Cause (as defined in the applicable award agreement), or by the XOG Executive for Good Reason (as defined in the applicable award agreement), in each case, on or within 12 months following the closing of the Merger, the portion of such XOG Executive’s Converted RSU Award subject to performance-based vesting conditions shall, effective as of such XOG Executive’s termination date, immediately vest in full based on deemed achievement of any applicable performance goals at the maximum level of performance.

Other Terms of the Merger Agreement

BCEI and XOG each have made customary representations, warranties and covenants in the Merger Agreement, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to conduct its business in the ordinary course, from the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, and not to take certain actions prior to the closing of the Merger without the prior written consent of the other party, (ii) not to solicit alternative business combination transactions and (iii) not to engage in discussions or negotiations regarding any alternative business combination transactions. Additionally, pursuant to the terms of the Merger Agreement, the parties will use their reasonable best efforts to procure, through the amendment or restatement of BCEI’s current credit facility, through a new credit facility, or through any combination of the foregoing, senior secured debt financing on terms reasonably acceptable to BCEI and XOG in an amount sufficient for the combined company’s liquidity needs.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about BCEI, XOG or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of BCEI, XOG or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by BCEI or XOG. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about BCEI or XOG and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Voting Agreement

As an inducement to BCEI and XOG entering into the Merger Agreement, on May 9, 2021, Kimmeridge Energy Management Company, LLC (“Kimmeridge”) which beneficially owns, in the aggregate, approximately 39% of the outstanding XOG Common Stock entered into a Voting Agreement with BCEI (the “Voting Agreement”), by and among BCEI, XOG and Kimmeridge, pursuant to which Kimmeridge has agreed to vote its shares in favor of the matters to be submitted to XOG’s stockholders in connection with the Merger, subject to the terms and conditions set forth in the Voting Agreement.

The Voting Agreement will terminate upon the earliest to occur of: (a) the effective time of the Merger, (b) the date on which the Merger Agreement is terminated in accordance with its terms, (c) the mutual written consent of the parties thereto and (d) the date of any modification, waiver or amendment to the Merger Agreement effected without the Kimmeridge’s consent that (i) decreases the amount or changes the form of consideration payable to all of the stockholders of XOG pursuant to the terms of the Merger Agreement or (ii) otherwise materially adversely affects the interests of Kimmeridge or the stockholders of XOG.

The foregoing summary of the Voting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

Concurrently with the execution and delivery of the Merger Agreement, BCEI and Kimmeridge Chelsea, LLC, an affiliate of Kimmeridge (the “RRA Holder”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”), which shall become effective at the Effective Time. Pursuant to the terms of the Registration Rights Agreement, among other things and subject to certain restrictions, BCEI will be required to file with the SEC a registration statement on Form S-3 registering for resale the shares of the BCEI Common Stock issuable to the RRA Holder upon consummation of the Merger and to conduct one underwritten offering or facilitate one block trade upon the request of the RRA Holder. The Registration Rights Agreement also provides the RRA Holder with customary piggyback registration rights.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01. Other Events.

The BCEI Board previously adopted the tax benefits preservation plan, dated November 9, 2020 (the “Tax Benefits Preservation Plan”), by and between BCEI and the rights agent, to reduce the risk that the ability to use the net operating losses and certain other tax attributes to reduce potential future income tax obligations would become subject to limitations by reason of BCEI experiencing an “ownership change,” as defined in Section 382 of the Code. Pursuant to the terms of the Tax Benefits Preservation Plan, upon the closing of the Merger, the preferred stock purchase rights associated with each share of BCEI Common Stock will expire, which has the effect of terminating the Tax Benefits Preservation Plan on that date. As a result, the Tax Benefits Preservation Plan will automatically terminate in accordance with its terms upon the closing of the Merger.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between BCEI and XOG. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of the securities referred to in this document in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Transaction, BCEI and XOG intend to file materials with the SEC, including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”) and (2) a Registration Statement on Form S-4 with respect to the Merger (the “Registration Statement”), of which the Joint Proxy Statement will be a part. After the Registration Statement is declared effective by the SEC, BCEI and XOG intend to send the definitive form of the Joint Proxy Statement to the shareholders of BCEI and the shareholders of XOG. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that BCEI or XOG may file with the SEC and send to BCEI’s shareholders or XOG’s shareholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BCEI AND XOG ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BCEI AND XOG WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCEI, XOG, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by BCEI and XOG with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by XOG will be available free of charge from XOG’s website at www.extractionog.com under the “Investor Relations” tab or by contacting XOG’s Investor Relations Department at (720) 974-7773 or ir@extractionog.com.

Participants in the Solicitation

BCEI, XOG and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from BCEI’s shareholders and XOG’s shareholders in connection with the Transaction. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 28, 2021. Information regarding the executive officers and directors of XOG is included in its Annual Report on Form 10-K/A filed with the SEC on April 30, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding BCEI’s or XOG’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding BCEI and XOG’s plans and expectations with respect to the Transaction and the anticipated impact of the Transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI Common Stock in the Transaction or that shareholders of XOG may not approve the Merger Agreement; the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of BCEI and XOG; the effects of the business combination of BCEI and XOG, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents BCEI files with the SEC, and in XOG’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed amended Annual Report on Form 10-K/A, each of which is on file with the SEC and available from XOG’s website at www.extractionog.com under the “Investor Relations” tab, and in other documents XOG files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither BCEI nor XOG assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of May 9, 2021, by and among Bonanza Creek Energy, Inc., Raptor Eagle Merger Sub, Inc. and Extraction Oil & Gas, Inc.
4.1	Registration Rights Agreement, dated as of May 9, 2021, by and between Bonanza Creek Energy, Inc. and Kimmeridge Chelsea, LLC.
10.1	Voting Agreement, dated as of May 9, 2021, by and among Bonanza Creek Energy, Inc., Extraction Oil & Gas, Inc. and Kimmeridge Energy Management Company, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. BCEI agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONANZA CREEK ENERGY, INC.

Dated: May 10, 2021	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Executive Vice President, General Counsel and Secretary